EXHIBIT (B)

                    CERTIFICATIONS PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the Valiant Fund (the Registrant), do hereby certify, to such officer's knowledge, that:

            (1) the Valiant Fund on Form N-CSR of the Registrant for the period ended August 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 10, 2005


/s/ Richard F. Curcio
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Name:  Richard F. Curcio
Title: Chairman of the Board and President



Dated: November 10, 2005


/s/ Denis R. Curcio
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Name:  Denis R. Curcio
Title: Treasurer